UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: March 19, 2007


                            National CineMedia, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                     001-33296                    20-5665602
   (State or other           (Commission file number)           (IRS employer
    jurisdiction                                             identification no.)
  of incorporation)


                         9110 E. Nichols Ave., Suite 200
                         Centennial, Colorado 80112-3405
          (Address of principal executive offices, including zip code)


                                 (303) 792-3600
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

         On March 19, 2007, National CineMedia, Inc. issued a press release announcing its financial results for the quarter and fiscal year ended December 28, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



Item 9.01     Financial Statements and Exhibits

      (d)      Exhibits

      Exhibit No.     Description
      -----------     -----------

         99.1         Press Release of National CineMedia, Inc. dated
                      March 19, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL CINEMEDIA, INC.


Dated:  March 19, 2007                     By: /s/ Ralph E. Hardy
                                               ---------------------------------
                                               Ralph E. Hardy
                                               Executive Vice President, General
                                               Counsel and Secretary